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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 1997 relating to the financial statements of PharmaGenics, Inc. included in Genzyme Corporation's report on Form 8-K dated June 18, 1997.

                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
April 28, 1998